UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 25, 1999

                         CENTEX HOME EQUITY CORPORATION
            Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust


New York (governing law of          333-54027      52-2154821
Pooling and Servicing Agreement)    (Commission    52-2154845
(State or other                     File Number)   IRS EIN
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On June 25, 1999 a distribution was made to holders of CENTEX HOME EQUITY CORPORATION, Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust, relating to the June
                                  25, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          CENTEX HOME EQUITY CORPORATION
             Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 6/29/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Home Equity Loan
                Asset-Backed Certs., Series 1999-1 Trust, relating to the June 25, 1999 distribution.